ALANCO ENVIRONMENTAL RESOURCES CORPORATION
                         15900 North 78th Street, Suite 101
                              Scottsdale, Arizona 85260
                                   (602) 607-1010




                                PROXY STATEMENT



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held May 13, 1998

TO THE SHAREHOLDERS OF ALANCO ENVIRONMENTAL RESOURCES CORPORATION

NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of Alanco Environmental Resources Corporation, an Arizona corporation (the "Company"), will be held at the Company offices, 15900 North 78th Street, Scottsdale, Arizona on May 13, 1998, at 10:00 a.m., Mountain Standard Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following Proposal:


Proposal No. 1.     TO REVERSE SPLIT THE OUTSTANDING SHARES OF COMMON STOCK ON
                    THE BASIS OF UP TO ONE SHARE OF COMMON STOCK FOR EVERY
                    SEVEN SHARES OF COMMON STOCK PRESENTLY OUTSTANDING ON THE
                    EFFECTIVE DATE WITH ANY RESULTING FRACTIONAL SHARE ROUNDED
                    UP TO THE NEXT WHOLE SHARE.


This Special Meeting is called as provided for by Arizona law and the Company's By-laws.

Only holders of the outstanding Common Stock of the Company of record at the close of business on April 8, 1998, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.
                                   CYNTHIA CASTELLANO
                                   SECRETARY
Scottsdale, Arizona
April 10, 1998

                  Alanco Environmental Resources Corporation
                      15900 North 78th Street, Suite 101
                           Scottsdale, Arizona 85260
                                 (602)607-1010


                                PROXY STATEMENT


                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 1998

                              GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Environmental Resources Corporation, an Arizona corporation (the "Company"), for use at the Company's Special Meeting of Shareholders to be held at the Company offices, 15900 North 78th Street, Scottsdale, Arizona, on the 13th day of May, 1998, at 10:00 a.m., Mountain Standard Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before April 10, 1998.

Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Special Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting. Abstaining proxies and broker-dealer non-votes will not be counted as part of the vote on any business at the Meeting on which the shareholder has abstained.

                     SHARES OUTSTANDING AND VOTING RIGHTS

All voting rights are vested exclusively in the holders of the Company's Common Stock with each common share entitled to one vote. Only shareholders of record at the close of business on April 8, 1998, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 8, 1998, the Company had 35,346,527 shares of its Common Stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve the Reverse Split Proposal. The only business to be conducted at the Special Meeting shall be matters relevant to the Reverse Split Proposal.



                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                               AND OF MANAGEMENT

(a) The following table sets forth persons known to the Company as beneficially owning more than five percent (5%) of the outstanding shares of the Registrant.
                                                    % of Shares
Name and Address                     Shares         Outstanding
-------------------------------   -----------     --------------
Harbinger Capital L.P.
4365 Executive Drive, Suite 740
San Diego, CA   92121              7,105,720           20.1%

(b) The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of April 8, 1998, by individual directors and executive officers and by all directors and executive officers of the Company as a group.
                                                    % of Shares
  Name and Address                   Shares         Outstanding
---------------------------------   -------------  -------------
Harold S. Carpenter                  764,186 (1)       2.16%
James Hecker                          13,895 (2)       0.04%
Officers and Directors as a Group                      2.20%
 (6 individuals)

(1)  Includes 256,606 shares indirect ownership
(2)  Includes 1,150 shares indirect ownership

PROPOSAL NO. 1.     TO REVERSE SPLIT THE OUTSTANDING SHARES OF COMMON STOCK ON
                    THE BASIS OF UP TO ONE SHARE OF COMMON STOCK FOR EVERY
                    SEVEN SHARES OF COMMON STOCK PRESENTLY OUTSTANDING ON THE
                    EFFECTIVE DATE WITH ANY RESULTING FRACTIONAL SHARE ROUNDED
                    UP TO THE NEXT WHOLE SHARE.

     On March 20, 1998, the Board of Directors approved an up to 7-for-1 reverse stock split of the Company's Common Stock. Assuming that a reverse stock split would cause the trading price of the Company's Common Stock to increase in the same proportion as the amount of the split, a reverse stock split would result in an increase in the quoted bid price of the Common Stock to approximately $4.38 or more (based on the average of the closing prices for the three month period ended March 10, 1998) and thereby keep the Common Stock eligible to be quoted on The Nasdaq Stock Market ("Nasdaq"). By a letter dated February 27, 1998, the Company was notified by Nasdaq of its concern regarding the continued listing of the Company on The Nasdaq SmallCap Market ("SmallCap Market") because of the Company's failure to maintain a minimum bid price of $1.00 per share for the ten consecutive trading dates prior to the notice. Therefore, on March 20,1998, the Board of Directors declared May 14, 1998 as the effective date for the up to 7-for-1 reverse stock split and called for a special meeting of the Company's Shareholders to approve the reverse stock split.

     The Board of Directors is recommending that the Company's Shareholders now approve the up to 7-for-1 reverse stock split of the Company's Common Stock. The Board believes that retaining the Company's listing on Nasdaq is important to the short-term liquidity of its Shareholders' Common Stock and may affect the Company's long term business prospects and Shareholder value.

     As a result of the up to 7-for-1 reverse stock split, each seven issued shares of the Company's Common Stock held on the record date will automatically be converted into one share of Common Stock. No fractional shares will be issued and no cash will be paid for fractional shares. Instead, each fractional share would be rounded up to a whole share.


           EFFECT OF REVERSE SPLIT ON HOLDERS OF ODD LOTS OF SHARES

If approved, the proposed reverse split will result in holders of 690 or fewer shares holding an "odd lot" of less than 100 shares. The reverse split may also result in shareholders having an odd lot of shares if their resulting total number of shares is not a multiple of 100. A securities transaction of 100 or more shares is a "round lot" transaction of shares for securities trading purposes and a transaction of less than 100 shares is an "odd lot" transaction. Round lot transactions are the standard size requirements for securities transactions and odd lot transactions may result in higher transaction costs to the odd lot seller.


                   DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at the Company's 1999 Annual Meeting, including nominations for election as directors must be received at the offices of the Company, 15900 N. 78th Street, Suite 101, Scottsdale, Arizona 85260, no later than July 31, 1998.

                                   CYNTHIA CASTELLANO
Scottsdale, Arizona                     SECRETARY
April 10, 1998










































                 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                  ALANCO ENVIRONMENTAL RESOURCES CORPORATION


The undersigned appoints Edward Maley (and Charles Goyette, if Mr. Maley is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and vote all of the undersigned's shares of the Common Stock of Alanco Environmental Resources Corporation, an Arizona corporation, at the Special Meeting of Shareholders to be held at the Company's offices, 15900 N. 78th Street, Scottsdale, Arizona, at 10:00 a.m., Mountain Standard Time, on May 13, 1998, and any and all adjournments thereof, for the following purpose:



PROPOSAL NO. 1:     TO REVERSE SPLIT THE OUTSTANDING SHARES OF COMMON STOCK ON
                    THE BASIS OF UP TO ONE SHARE OF COMMON STOCK FOR EVERY
                    SEVEN SHARES OF COMMON STOCK PRESENTLY OUTSTANDING ON THE
                    EFFECTIVE DATE WITH ANY RESULTING FRACTIONAL SHARE ROUNDED
                    UP TO THE NEXT WHOLE SHARE.

     ____ FOR       ___  AGAINST        ___  ABSTAIN



IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE IN FAVOR OF THE PROPOSAL.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

THE UNDERSIGNED REVOKES ANY PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT FURNISHED HEREWITH.


Dated:_____________, 199__                        ____________________________

                                                  ____________________________

SIGNATURE(S) SHOULD AGREE WITH THE NAME(S) HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS SHOULD INDICATE WHEN SIGNING. ATTORNEYS SHOULD SUBMIT POWERS OF ATTORNEY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALANCO ENVIRONMENTAL RESOURCES CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO ALANCO ENVIRONMENTAL RESOURCES CORPORATION, C/O AMERICAN SECURITIES TRANSFER, INC., 938 QUAIL STREET, SUITE 101, LAKEWOOD, CO 80215-5513. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.